                         LOOMIS SAYLES INVESTMENT TRUST

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S) 240.14a-11(c) or
     (S) 240.14a-12

                         LOOMIS SAYLES INVESTMENT TRUST
                         ------------------------------
               (Name of Registrant as Specified In Its Charter)

                         LOOMIS SAYLES INVESTMENT TRUST
                         ------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):
[x]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and )-11.
     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount previously paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:
                        --------------

[PHOTO]

Daniel Fuss

[LOGO] LOOMIS SAYLES Investment Trust

August 30, 2002

            Dear Shareholders:

            A special meeting of shareholders will be held on October 15, 2002. The purpose of the meeting is to elect the Trustees of Loomis Sayles Investment Trust.

             Enclosed you will find information about the Trustee nominees and how to cast your vote. Please read the entire proxy statement prior to voting.

This is an exciting opportunity to voice your opinion on matters that affect your fund, and ultimately, your investment.

I am also pleased to announce Bob Blanding, Chief Executive Officer of Loomis Sayles, has been appointed President of Loomis Sayles Investment Trust. Bob's firm-wide leadership and in-depth experience with each of the firm's investment platforms will greatly benefit the Funds. I will step aside at this time to continue to do what I do best--investment management.

If you have any questions or would like additional information before you vote, please call us at (888) 226-9699.

                                  Sincerely,


                                  /s/ Daniel Fuss
                                  Daniel J. Fuss
                                  Loomis Sayles Investment Trust

Please note if you own more than one fund you will find enclosed a proxy card for each fund. Please be sure to vote all cards and return them in the enclosed envelope.

As a Loomis Sayles Investment Trust shareholder, you now have the option of receiving your Fund's financial reports and prospectuses via email. To apply for this benefit at this time, you must vote your proxy via the Internet.

If you have questions, please call (888) 226-9699 to speak with a Loomis Sayles representative.

                        LOOMIS SAYLES INVESTMENT TRUST

                   Notice of Special Meeting of Shareholders

To the Shareholders of the Loomis Sayles Investment Trust:

   A Special Meeting of the shareholders of Loomis Sayles Investment Trust, a Massachusetts business trust (the "Trust"), will be held on October 15, 2002 at 3:00 p.m. Boston time on the 34th floor of One Financial Center, Boston, Massachusetts, for the following purposes:

    1. To elect Trustees.

    2. To transact any other business that may properly come before the meeting or any adjournment thereof.

   Shareholders of record at the close of business on August 19, 2002 are entitled to notice of and to vote at the meeting.

                                  By Order of the Trustees

                                  Sheila M. Barry
                                  Secretary

August 30, 2002

 We urge you to mark, sign, date and mail the enclosed Proxy in the enclosed envelope or to vote by telephone or the Internet so you will be represented at the meeting.

                        SPECIAL MEETING OF SHAREHOLDERS

                        LOOMIS SAYLES INVESTMENT TRUST
                             One Financial Center
                          Boston, Massachusetts 02111

                                PROXY STATEMENT

   The enclosed proxy is solicited by the Trustees of Loomis Sayles Investment Trust (the "Trust") for use at a special meeting of shareholders of the Trust (the "Meeting") to be held at its offices on October 15, 2002 and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Only shareholders of record at the close of business on August 19, 2002 (the "Record Date") are entitled to vote at the meeting or at any adjourned session thereof. As of the Record Date, there were issued and outstanding 77,443,264.171 shares of the Trust consisting of the following number of shares of each of the following series ("Funds") and each class thereof, if applicable:

                                                                    Outstanding
                                                                  Shares as of the
Fund                                                                Record Date
----                                                              ----------------
Loomis Sayles California Tax-Free Income Fund....................   1,663,284.277
Loomis Sayles Benchmark Core Bond Fund
   Institutional Class...........................................   1,721,249.873
   Retail Class..................................................       1,010.956
   Admin Class...................................................       1,010.956
Loomis Sayles Core Plus Fixed Income Fund........................   3,628,931.973
Loomis Sayles Fixed Income Fund..................................  36,919,391.565
Loomis Sayles Institutional High Income Fund.....................   5,731,249.620
Loomis Sayles Intermediate Duration Fixed Income Fund............   3,217,328.529
Loomis Sayles Investment Grade Fixed Income Fund.................  12,550,202.768
Loomis Sayles Mid Cap Growth Fund................................   1,250,023.936
Loomis Sayles Provident Fund.....................................   2,422,920.043
Loomis Sayles Small Company Growth Fund..........................   8,336,659.675

   Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. All shares are entitled to vote on the proposal to elect Trustees.

   The Notice of Special Meeting, proxy card and this Proxy Statement are being mailed to shareholders of record as of the Record Date on or about August 30, 2002. A copy of the Annual Report of the Trust for its most recent fiscal year ended September 30, 2001, including financial statements, can be obtained without charge by writing to Loomis Sayles at One Financial Center, Boston, Massachusetts 02111 or by calling (888) 226-9699.

   Shares represented by duly executed proxies will be voted for the election of the nominees named herein as Trustees, unless such authority has been withheld. If no instructions are made, the proxy will be voted for the election as Trustees of the nominees named below.

   Proxies may be revoked at any time before they are voted by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

   Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but supplementary solicitations may also be made by mail, telephone, telegraph or personal interview by officers of the Trust or by officers, employees or agents of Loomis, Sayles & Company, L.P. ("Loomis Sayles") and its affiliates. In addition, D.F. King & Co., Inc. and Management Information Services ("MIS") have been retained to assist in the solicitation of proxies at a cost which is not expected to exceed $10,000, plus any reimbursement for D.F. King & Co. and MIS' out-of-pocket expenses. The cost of the solicitation will be borne by the Trust.

                           I.  ELECTION OF TRUSTEES

   The Trustees have fixed at four the number of Trustees for election at the Meeting. None of the nominees are presently Trustees of the Trust. Each of the nominees is also a nominee for election as a trustee of Loomis Sayles Funds, a separate group of mutual funds also advised by Loomis Sayles. The nomination of the nominees was intended in part to effect a consolidation of the boards of trustees of these two groups of mutual funds which make up the Loomis Sayles Funds Complex.

   Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion or the Trustees may vote to fix the number of Trustees at fewer than four. The Trust's Agreement and Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the Investment Company Act of 1940 (the "1940 Act"), (i) the Trust will hold a shareholder's meeting for the election of Trustees at such times as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, after filling a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office would have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian, or by vote of the holders of two-thirds of the outstanding shares of the Trust at a meeting duly called for such purpose, which meeting shall be held upon the written request of the shareholders of not less than 10% of the Trust's outstanding shares.

   Set forth below are the names of the nominees for election as Trustees together with information about them.

   On October 30, 2000 Nvest Companies L.P., the indirect parent company of Loomis Sayles, merged with CDC Asset Management. In order for the merger to fall within the "safe harbor" afforded by Section 15(f) of the 1940 Act, among other requirements, at least 75% of the Board of Trustees of the Trust must be Independent Trustees for a period of three years following the merger (i.e. until October 30, 2003). Since both Mr. Finlayson and Mr. Hunt (the current Trustees) are Independent Trustees, the Board of Trustees currently satisfies this requirement. Likewise, if the four nominees (Messrs. Blanding, Alaimo, Chenault and Benjamin) are elected as Trustees, Messrs. Alaimo, Chenault and Benjamin would be Independent Trustees, so that the Board of Trustees would continue to satisfy this requirement.

Nominee for Interested Trustee*

                                                                   Number of
                                                                  Portfolios
                                                                    in Fund
                                                                    Complex
                                                                   Overseen
                                    Term of                        or to be
                                   Office and      Principal       Overseen        Other
                       Position(s) Length of     Occupation(s)    by Trustee   Directorships
Name, Address           Held with     Time        During Past     or Nominee      Held by
and Age                   Funds     Served**        5 Years       for Trustee     Trustee
-------------          ----------- ---------- ------------------- ----------- -------------
Robert J. Blanding     President   Less than  President,              26             0
555 California Street, (Formerly,  1 month    Chairman,
San Francisco,         Executive   (Served as Director and Chief
California             Vice        Executive  Executive Officer,
(55 Years Old)         President)  Vice       Loomis Sayles
                                   President
                                   for 5
                                   Years and
                                   3 Years as
                                   Vice
                                   President)

Nominees for Disinterested Trustee
Joseph Alaimo          N/A         N/A        Chairman,               26      Wintrust
N. Bank Lane,                                 Wayne Hummer                    Financial
Lake Forest, Illinois                         Trust Company                   Corporation
(72 Years Old)

Edward A. Benjamin     N/A         N/A        Director, Precision     26      Director,
71 Sierra Rosa Loop                           Corporation (optics             Precision
Santa Fe, NM 87506                            manufacturer);                  Corporation
(64 Years Old)                                Director, Coal,                 (optics
                                              Energy                          manufacturer);
                                              Investments &                   Director, Coal,
                                              Management, LLC;                Energy
                                              formerly, Partner,              Investments &
                                              Ropes & Gray (law               Management,
                                              firm) until 1999                LLC; Trustee,
                                                                              New England
                                                                              Zenith Fund

Paul G. Chenault       N/A         N/A        Retired; Trustee of     26             0
5852 Pebble Beach                             Variable Investors
Way                                           Series Trust. From
San Luis Obispo,                              August, 1997 to
CA 93401                                      September 1997,
(68 Years Old)                                Vice President of
                                              Loomis Sayles and
                                              prior to October,
                                              1995, Senior Vice
                                              President and Chief
                                              Investment Officer,
                                              XL Capital Ltd.,
                                              Hamilton, Bermuda

--------
* Interested person (as defined in the Investment Company Act of 1940) of the Trust. Mr. Blanding is deemed an "interested person" of the Trust and Loomis Sayles by virtue of his position as an officer and Director of Loomis Sayles.
** Each Trustee serves for an indefinite term in accordance with the Trust's
   Agreement and Declaration of Trust until the date the Trustee dies, resigns or is removed, or, if sooner, until the election and qualification of the Trustee's successor.

   The following table sets forth the dollar range of shares owned by each Trustee as of July 31, 2002 of (i) each individual Fund and (ii) all of the funds in the Loomis Sayles Funds Complex:

Nominee for Interested Trustee:

                                                               Robert J.
     Dollar Range of Fund Shares                               Blanding
     ---------------------------                             -------------
     Loomis Sayles California Tax-Free Income Fund                 0
     Loomis Sayles Benchmark Core Bond Fund                        0
     Loomis Sayles Core Plus Fixed Income Fund                     0
     Loomis Sayles Fixed Income Fund                               0
     Loomis Sayles Institutional High Income Fund                  0
     Loomis Sayles Intermediate Duration Fixed Income Fund         0
     Loomis Sayles Investment Grade Fixed Income Fund              0
     Loomis Sayles Mid Cap Growth Fund                             0
     Loomis Sayles Provident Fund                                  0
     Loomis Sayles Small Company Growth Fund                       0

     Aggregate Dollar Range of Fund Shares in Funds Overseen
     or to be Overseen by Nominee in Loomis Sayles Funds
     Complex:                                                Over $100,000

Nominees for Disinterested Trustees:

                                            Joseph  Edward A.    Paul G.
  Dollar Range of Fund Shares               Alaimo  Benjamin     Chenault
  ---------------------------              -------- --------- ---------------
  Loomis Sayles California Tax-Free Income
    Fund                                      0         0            0
  Loomis Sayles Benchmark Core Bond
    Fund                                      0         0            0
  Loomis Sayles Core Plus Fixed Income
    Fund                                      0         0            0
  Loomis Sayles Fixed Income Fund             0         0            0
  Loomis Sayles Institutional High Income
    Fund                                      0         0            0
  Loomis Sayles Intermediate Duration
    Fixed Income Fund                         0         0            0
  Loomis Sayles Investment Grade Fixed
    Income Fund                               0         0            0
  Loomis Sayles Mid Cap Growth Fund           0         0            0
  Loomis Sayles Provident Fund                0         0            0
  Loomis Sayles Small Company Growth
    Fund                                      0         0            0
  Aggregate Dollar Range of Fund Shares
  in Funds Overseen or to be Overseen by
  Trustee or Nominee in Loomis Sayles
  Funds Complex:                             Over
                                           $100,000     0     $10,001-$50,000

   Each Trustee is not affiliated with Loomis Sayles, is compensated at the rate of $10,000 per annum and is reimbursed for travel expenses in connection with attendance at meetings. It is expected, however, that following the election of the nominees, the Trustees will reconsider current levels of compensation and Loomis Sayles expects to recommend an increase in such compensation. The Trust pays no compensation to its officers who are affiliated with Loomis Sayles. The following table sets forth the compensation received by the Trustees during fiscal year 2001:

                              Compensation Table
                 for the fiscal year ended September 30, 2001

          (1)               (2)            (3)             (4)            (5)
                                        Pension or                       Total
                                        Retirement      Estimated    Compensation
                         Aggregate   Benefits Accrued    Annual     From Trust and
Name of Person,         Compensation as Part of Fund  Benefits Upon  Fund Complex*
Position                 from Trust      Expenses      Retirement   Paid to Trustee
---------------         ------------ ---------------- ------------- ---------------
Charles J. Finlayson,**   $10,000          N/A             N/A          $10,000
Trustee
Timothy J. Hunt,**        $10,000          N/A             N/A          $10,000
Trustee

--------
* No Trustee received any compensation from any funds affiliated with Loomis Sayles, other than the Trust, for the fiscal year ended September 30, 2001.
** The term of office of each of Messrs. Finlayson and Hunt as Trustees will end upon the election and qualification of their successors.

   The Trustees of the Trust, neither of whom is an "interested person" (as defined in the 1940 Act) of the Trust or Loomis Sayles ("Independent Trustees") perform the functions of an audit, nominating and contract review committee. Their responsibilities as such include review of financial and accounting controls and procedures; recommendations as to the selection of the independent accountants; review of the scope of the audit; review of financial statements and audit reports; and review of the independence of the independent accountants and approval of fees and assignments relating to all activities of the independent accountants on the Trust's behalf. In addition, the Independent Trustees have responsibility for the nomination of other Independent Trustees, and review and make recommendations to the Board as to contracts requiring approval of a majority of the Independent Trustees and any other contracts which may be referred to it by the Board. The Trustees performing the functions of the audit committee met twice during the last fiscal year, the Trustees performing the functions of the nominating committee did not meet during the last fiscal year and the Trustees performing the functions of the contract review committee did not meet during the last fiscal year.

   The following table shows the shares of the Trust held, if any, as of July 31, 2002 by each nominee and current Trustee of the Trust rounded to the nearest whole share. Unless otherwise noted, each of the shareholders named below has sole investment power and sole voting power with respect to the shares of the Trust beneficially owned.

                                                          Number of Shares
                                                                Owned        Percent
Trustees and Nominees                                    as of July 31, 2002 of Class
---------------------                                    ------------------- --------
LOOMIS SAYLES PROVIDENT FUND
Timothy J. Hunt.........................................       10,649**         *
All Trustees, nominees and executive officers as a group       10,649           *

--------
*  Less than 1%
** Includes shares held in the name of Mr. Hunt's spouse.

   In 2001 the Trust held four Board meetings. Each of the Trustees attended at least 75% of the meetings of the Board of Trustees and committees thereof of which such Trustee is a member.

   The Agreement and Declaration of Trust and the By-Laws of the Trust provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust, and except that no such person shall be indemnified against any liability to the Trust or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

   The Trustees unanimously recommend the election of each nominee for Trustee listed above.

   Required Vote. The vote of a plurality of the shares represented at the Meeting (all Funds voting together as a single class) is required to elect the nominees as Trustees.

                            II.  OTHER INFORMATION

   The following table lists the executive officers of the Trust, their ages, addresses and the length of time such person served as an executive officer of the Trust. Each such person has been elected to the indicated office by the Trust's Trustees. Each such person's principal occupation is as an employee or officer of Loomis Sayles, the Trust's adviser. Each officer's principal occupation for the past five years is listed; similar prior positions within the same company are omitted.

                                         Term of
                          Position(s)   Office and
                           Held with    Length of        Principal Occupation(s)
Name, Address and Age**      Funds     Time Served*        During Past 5 Years
-----------------------   ----------- -------------- -------------------------------
Robert J. Blanding        President    Less than 1   President, Chairman, Director
555 California Street,    (Formerly,      Month      and Chief Executive Officer,
San Francisco, California Executive     (Served as   Loomis Sayles.
(55 Years Old)            Vice          Executive
                          President)  Vice President
                                       for 5 Years
                                       and as Vice
                                      President for
                                         3 Years)
Sheila M. Barry           Secretary      6 Years     Assistant General Counsel and
(57 Years Old)            and                        Vice President, Loomis Sayles.
                          Compliance
                          Officer
Kevin Charleston          Treasurer    Less than 1   Vice President, Director and
(36 Years Old)            (Formerly,      Month      Chief Financial Officer, Loomis
                          Vice          (Served as   Sayles. Formerly, Senior Vice
                          President)  Vice President President and Treasurer, Nvest
                                       for 1 Year)   Companies, L.P.
Christopher R. Ely        Vice           3 Years     Vice President, Loomis Sayles.
(46 Years Old)            President
Quentin P. Faulkner       Vice           7 Years     Vice President, Loomis Sayles.
( 64 Years Old)           President
Philip C. Fine            Vice           3 Years     Vice President, Loomis Sayles.
(52 Years Old)            President
Steven Kaseta             Vice           8 Months    Vice President, Loomis Sayles.
(47 Years Old)            President
Kathleen C. Gaffney       Vice           7 Years     Vice President, Loomis Sayles.
(40 Years Old)            President
Michael J. Millhouse      Vice           2 Years     Vice President and Director,
227 W. Monroe Street,     President                  Loomis Sayles.
Chicago, Illinois
(46 Years Old)

* Each executive officer serves for an indefinite term in accordance with the current Bylaws of the Trust until the date his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified.
** Except as indicated, the address of each executive officer is One Financial
   Center, Boston, Massachusetts.

                                        Term of
                          Position(s)  Office and
                           Held with   Length of      Principal Occupation(s)
Name, Address and Age**      Funds    Time Served*      During Past 5 Years
-----------------------   ----------- ------------ ------------------------------
Curt Mitchell              Vice          1 Year    Vice President, Loomis Sayles.
227 W. Monroe Street,      President
Chicago, Illinois
(39 Years Old)
Kent P. Newmark            Vice         8 Years    Vice President, Managing
555 California Street,     President               Partner, and Director,
San Francisco, California                          Loomis Sayles.
(63 Years Old)
Peter Palfrey              Vice         6 Months   Vice President, Loomis Sayles.
(41 Years Old)             President               Formerly, Vice President and
                                                   Portfolio Manager, Back Bay
                                                   Advisors, L.P.
Lauren Pitalis             Vice          1 Year    Vice President, Loomis Sayles.
(41 Years Old)             President.
Nicholas H. Palmerino      Assistant    6 Years    Vice President, Loomis Sayles.
(37 Years Old)             Treasurer
Robert K. Payne            Vice         8 Years    Vice President, Loomis Sayles.
555 California Street,     President
San Francisco, California
(60 Years Old)
Richard Rezek              Vice          1 Year    Vice President, Loomis Sayles.
227 W. Monroe Street,      President
Chicago, Illinois
(42 Years Old)
Craig Smith                Vice         2 Years    Vice President, Loomis Sayles.
227 W. Monroe Street,      President
Chicago, Illinois
(35 Years Old)
David L. Smith             Vice         3 Years    Vice President, Loomis Sayles.
(43 Years Old)             President
Frederick E. Sweeney, Jr.  Vice         4 Years    Vice President, Loomis Sayles.
(41 Years Old)             President
Anthony J. Wilkins         Vice         6 Years    Vice President and Director,
(60 Years Old)             President               Loomis Sayles.
Gregory B. Woodgate        Assistant     1 Year    Vice President, Loomis Sayles.
(31 Years Old)             Treasurer

* Each executive officer serves for an indefinite term in accordance with the current Bylaws of the Trust until the date his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified.
** Except as indicated, the address of each executive officer is One Financial
   Center, Boston, Massachusetts.

   Loomis Sayles serves as investment adviser to the Funds, and Loomis Sayles Distributors, L.P. (the "Distributor") serves as distributor and principal underwriter to the Funds. The address of Loomis Sayles and the Distributor is One Financial Center, Boston, Massachusetts 02111.

   PricewaterhouseCoopers LLP serves as independent accountants to the Funds. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

   As of August 15, 2002, the following persons owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) or of record 5% or more of the outstanding shares of the indicated classes of the following
Funds:

                                                                      Percentage
                                                          Number of   of Shares
Shareholder                             Address          Shares Owned    Held
-----------                             -------          ------------ ----------

LOOMIS SAYLES BENCHMARK CORE BOND FUND
                         Institutional Class of Shares

Asbestos Workers Local #84      36 East Warner Road      530,604.8080   30.78%
Pension Plan                    Akron, OH 44319

Comerica Bank                   P.O. Box 7500 MC 3446    699,321.5830   40.57%
City of Livonia Retiree Health/ Detroit, MI 48275-3446
Disability

AAUW-- Educational              Finance Department 1111  189,264.9220   10.98%
Foundation                      Sixteenth Street, NW
                                Washington, D.C. 20036

Southeastern Michigan Chapter,  P.O. Box 385 Southfield, 172,886.3060    10.3%
NECA                            MI 48037-0385

                             Retail Class of Shares

Loomis Sayles & Co L.P.         One Financial Center         996.0160   98.52%
                                Boston, MA 02111-2621

                             Admin Class of Shares

Loomis Sayles & Co L.P.         One Financial Center         996.0160   98.52%
                                Boston, MA 02111-2621

LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND
Amsouth Bank, TTEE              P.O. Box 12365           201,787.2540   12.13%
FBO Peter Davis                 Birmingham, AL
                                35202-2365

Koeppel Family Trust            1445 Caballero Road      183,536.1590   11.03%
                                Arcadia, CA 91006-2118

Camille Basha & Connie Vitale   One Financial Center     237,301.8480   14.27%
JTTEN                           Boston, MA 02111-2621

Connie Vitale & Camille Basha   One Financial Center     141,378.9120    8.50%
JTTEN                           Boston, MA 02111-2621

James M. Cubbon TTEE            1416 Via Margarita       130,571.9130    7.85%
                                Palos Verdes Estates, CA
                                90274-2144

                                                                         Percentage
                                                            Number of    of Shares
Shareholder                             Address            Shares Owned     Held
-----------                             -------           -------------- ----------

Joseph E. & Ellen Mueth TTEEs, 225 S. Lake Avenue,           94,302.3700    5.67%
Mueth Family Trust             STE. 800
                               Pasadena, CA 91101

Amsouth Bank, TTEE             P.O. Box 12365                92,941.7370    5.59%
FBO Peter Davis Family         Birmingham, AL 35202

Henry A. McMicking & Dois B.   500 Sansome Street San       143,884.6620    8.65%
McMicking JTWROS               Francisco, CA 94111-3211

LOOMIS SAYLES CORE PLUS FIXED INCOME FUND

Concordia College Corp.        901 South 8th Street       2,144,815.5300   58.10%
Concordia College Endowment    Moorhead, MN 56562
Fund


Saturn & Co. FBO Kollmogran    P.O. Box 9130 FPG. 90        606,223.7620   16.42%
Retirement Trust               Boston, MA 02117-9130

Union Bank of CA NA Union      P.O. Box 85484               272,513.0340    7.38%
Bank TR Nominee FBO CMT        San Diego, CA 92186-5484
Omnibus - Reinvest

Loomis Sayles & Co.            One Financial Center         261,297.7640    7.08%
                               Boston, MA 02111

Union Bank of California NA    P.O. Box 85484 San Diego,    236,960.5720    6.42%
Union Bank TR Nominee FBO      CA 92186-5484
CMT Omnibus

LOOMIS SAYLES FIXED INCOME FUND

Marsh & McLennan Companies     1166 Avenue of the         9,876,165.0750   26.72%
Inc. Marsh & McLennan Defined  Americas
Benefit Plan                   New York, NY 10036

State Street Bank & Trust Co.  200 Newport Avenue,        2,861,238.3360    7.74%
Cust. For New Hampshire        Ext. JQ7N Quincy, MA
Charitable Foundation          02171-2102

Painters & Allied Trades       25 Colgate Road            2,753,443.8100    7.45%
District Council #35 Pension   Roslindale, MA
Fund                           02131-1123

The Northern Trust TTEE FBO    P.O. Box 92956 Chicago,    3,106,814.7700    8.41%
Reliant Energy - DV            IL 60675-2956

USC Educational Foundation     900 Assembly St., Ste. 400 2,481,990.4340    6.72%
                               Columbia, SC 29201-3938

Wake Forest University         P.O. Box 7354 Reynolds     2,404,049.8720    6.51%
                               Hall Room 203 1834 Wake
                               Forest Road Winston-
                               Salem, NC 27109-7354

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

Blue Cross Blue Shield of      401 Park Drive             3,080,535.5150   53.81%
Massachusetts, Inc.            Boston, MA 02215
Landmark Center

                                                                          Percentage
                                                             Number of    of Shares
Shareholder                               Address           Shares Owned     Held
-----------                               -------          -------------- ----------

Mills College                    5000 MacArthur Blvd.        940,735.6260   16.43%
                                 Oakland, CA 94613-1000

Energen Corporation              605 21st Street North       599,850.5380   10.48%
Retirement Income Plan           Birmingham, AL 35203-
                                 2777

Worcester Polytechnic Institute  Associate Treasurer, 100    840,077.3660   14.67%
                                 Institute Road Worcester,
                                 MA 01609

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND

Trustees of Clark University     950 Main Street           1,797,078.6076   56.11%
                                 Worcester, MA
                                 01610-1477

Youngstown Area Jewish           505 Gypsy Lane              482,443.2160   15.06%
Foundation                       Youngstown, OH 44504-
                                 1314

Wells Fargo Bank MN NA FBO       P.O. Box 1533               783,524.0670   24.46%
Syntegra Inc. 12762405           Minneapolis, MN
                                 55480-1533

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

Braintree Contributory           71 Cleveland Avenue       1,275,230.6710   10.10%
Retirement System                Braintree, MA 02184-4930

Wichita State University         1845 Fairmount St.        1,111,845.2340    8.81%
Foundation                       Wichita, KS 67260-0002

Jupiter & Co. c/o Investors Bank P.O. Box 9130             1,057,443.9360    8.37%
& Trust                          FPG 90
                                 Boston, MA 02117-9130

FMB Trust Company NA FBO         P.O. Box 1596               860,621.0930    6.82%
York College                     Baltimore, MD 21203-1596

Harrington Memorial Hospital     100 South Street            652,018.0930    5.16%
Endowment                        Southbridge, MA 01550

Bost & Co A/C MAFF1683002        P.O. Box 3198 Pittsburgh, 1,331,916.7240   10.55%
Mellon Bank NA Mutual Funds      PA 15230-3198
Department

Richard M. Greenspan FBO         Parkway Plaza #2          1,152,266.6150    9.13%
c/o Law offices of RM Greenspan  Elmsford, NY 10523
Local 522 Pension Fund

Strafe & Co. FAO Lear Siegler    P.O. Box 160 Westerville,   668,709.2390    5.30%
Ret Loomis Sayles Invt.          OH 43086-0160

National Cable Satellite Corp.   400 North Capital St., NW   706,812.2870    5.60%
                                 Suite 650, Washington, DC
                                 20001

                                                                           Percentage
                                                              Number of    of Shares
Shareholder                               Address            Shares Owned     Held
-----------                               -------           -------------- ----------

LOOMIS SAYLES MID CAP GROWTH FUND

City of Cambridge Contributory   225 Bent Street Cambridge,      1,250,000     100%
Retirement System                MA 02141

LOOMIS SAYLES PROVIDENT FUND

Brockton Health Corp.            680 Centre Street            957,950.9450   39.54%
Endowment                        Brockton, MA 02302-3308

Jewish Federation of Rhode       130 Sessions Street          836,342.7500   34.52%
Island                           Providence, RI 02906-3444

Brockton Hospital Pension Trust  680 Centre Street            590,801.6750   24.38%
                                 Brockton, MA 02302-3395

LOOMIS SAYLES SMALL COMPANY GROWTH FUND

Plumbers & Pipefitters Local No. 1230 Kinnear Road          1,790,186.2070   21.47%
189 Master Trust Pension Fund    Columbus, OH 43212

Massachusetts Water Resources    100 First Avenue             628,899.1880    7.54%
Authority Retirement System      Charlestown Navy Yard
                                 Charlestown, MA 02129-
                                 2043

Saxon & Co. A/C #21-70-001-      P.O. Box 7780-1888           562,648.6310    6.75%
3938901                          Philadelphia, PA
                                 19182-0001

Sheldon & Co.                    P.O. Box 94984 Cleveland,    733,002.7630    8.79%
c/o National City                OH 44101-4984

Michigan Legislative Retirement  P.O. Box 30014 Lansing,      934,869.7370   11.21%
System                           MI 48909-7514

Northern Arizona Healthcare      1200 N. Beaver Flagstaff,    447,269.3030    5.37%
                                 AZ 86001

Salomon Smith Barney             333 W. 34th Street New       443,880.7040    5.32%
                                 York, NY 10001-2402

   In the event that sufficient votes in favor of the election of any of the nominees are not received by October 15, 2002, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the election of any of the nominees. They will vote against such adjournment those proxies required to be voted against the election of any of the nominees and will not vote any proxies that direct them to abstain from voting on the election of the nominees.

   Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is the business mentioned in the Notice of Special Meeting. However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless previously instructed to the contrary by means of written instructions from a shareholder received by the Secretary of the Trust.

   Shareholder Proposals at Future Meetings. Because the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. Shareholders who wish to submit a proposal to be included in the Trust's proxy materials for the next meeting of shareholders, if any, must deliver notice of the proposal within a reasonable time before the Trust begins to print and mail its proxy materials. As of August 30, 2002, the Trust has not received any shareholder proposals and thus none is included in these proxy materials. Shareholders who wish to make a proposal at the next meeting of shareholders, if any, that will not be included in the Trusts' proxy materials must notify the Trust a reasonable time before it begins to print and mail its proxy materials for that meeting. If a shareholder who wishes to submit a proposal fails to timely notify the Trust, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority to the extent permitted by the SEC's proxy rules. You may submit shareholder proposals to Sheila M. Barry, Loomis Sayles Investment Trust, One Financial Center, Boston, Mass 02111.

   Quorum and Methods of Tabulation. Forty percent (40%) of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to the election of Trustees at the Meeting. Votes cast by proxy or in person at the meeting will be counted by persons appointed by the Trust as tellers (the "Tellers") for the Meeting.

   The Tellers will count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, neither abstentions nor broker non-votes have any effect on the outcome of the election.

[X]  PLEASE MARK VOTES
     AS IN THIS SAMPLE


----------------------------------------
LOOMIS SAYLES [___________________] FUND
----------------------------------------

CONTROL NUMBER:
RECORD DATE SHARES:


Please be sure to sign and date this Proxy.   Date:
                                                    -----------------------

----- Shareholder sign here --------------- Co-owner sign here ------
1.  To elect Trustees.


                                         For All                         For All
                                        Nominees        Withhold         Except

          (01) Joseph Alaimo
          (02) Paul G. Chenault
          (03) Robert J. Blanding         [_]              [_]             [_]
          (04) Edward A. Benjamin


NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                         [_]

DETACH CARD

--------------------
 VOTE BY TELEPHONE
--------------------

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone

FOLLOW THESE FOUR EASY STEPS:

1.  Read the accompanying Proxy Statement/Prospectus and Proxy Card.
2.  Call the toll-free number
    [1-877-PRX-VOTE (1-877-779-8683)].
    There is NO CHARGE for this call.

3.  Enter your Control Number located on your Proxy Card.

4.  Follow the recorded instructions.

YOUR VOTE IS IMPORTANT!
Call [1-877-PRX-VOTE] anytime!

DETACH CARD

--------------------
  VOTE BY INTERNET
--------------------

It's fast, convenient, and your vote is immediately confirmed and posted. FOLLOW THESE FOUR EASY STEPS:

1.  Read the accompanying Proxy Statement/Prospectus and Proxy Card.

2.  Go to the Website
    [http://www.eproxyvote.com/lsbdx]
    There is NO CHARGE for this call.

3.  Enter your Control Number located on your Proxy Card.

4.  Follow the instructions provided.

YOUR VOTE IS IMPORTANT!
Go to [http://www.eproxyvote.com/lsbdx] anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

                        SPECIAL MEETING OF SHAREHOLDERS

                         LOOMIS SAYLES INVESTMENT TRUST
                              One Financial Center
                           Boston, Massachusetts 02111

                     THIS PROXY IS SOLICITED BY THE TRUSTEES

The undersigned hereby appoints [Kevin P. Charleston, Lauren B. Pitalis and Sheila M. Barry], and each of them separately, as proxies with power of substitution to each, and hereby authorizes them to represent and to vote all of the shares of the Loomis Sayles Investment Trust (the "Trust") which the undersigned would be entitled to vote if personally present at the Special Meeting of the Shareholders of the Trust (the "Meeting") to be held at its offices on October 15, 2002 and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Only shareholders of record at the close of business on August 19, 2002 (the "Record Date") are entitled to vote at the meeting or at any adjourned session thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF TRUSTEES AS SET FORTH IN PROPOSAL 1.
--------------------------------------------------------------------------------
            PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please sign exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------
HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

--------------------------------------   ---------------------------------------

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